UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

BIOMX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 New Burton Road, Suite 201, Dover, Delaware 19904

(Address of principal executive offices, including zip code)

(972) 52-437-4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 1, 2026, BiomX Inc. (the “Company”) announced that it will change its corporate name to Tessera Defense and Homeland Security Inc., effective at 12:01 a.m., Eastern Time, on September 11, 2026 (the “Name Change”). On August 31, 2026, the Company’s Board of Directors approved the Name Change and an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect it. Pursuant to Section 242(d)(1) of the Delaware General Corporation Law, no stockholder approval is required. The Company expects to file a certificate of amendment with the Secretary of State of the State of Delaware, to become effective at the time stated above.

In connection with the Name Change, the Company’s common stock will begin trading on the NYSE American under the new ticker symbol “HLSQ” at the market open on September 11, 2026. The common stock will continue to trade under the symbol “PHGE” until that time. The Company’s common stock will continue to be identified by CUSIP number 09090D 608, which will be assigned upon effectiveness of the Company’s previously announced one-for-ten reverse stock split on September 9, 2026; CUSIP Global Services has confirmed that the CUSIP number will not change as a result of the Name Change.

The Name Change does not affect the rights of the Company’s stockholders. No action is required by stockholders, and no exchange of stock certificates or book-entry positions is required. The Name Change and the reverse stock split are separate corporate actions.

The Company will report the filing of the certificate of amendment under Item 5.03 of Form 8-K. A copy of the press release announcing the Name Change is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Forward-Looking Statements. This Current Report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated timing and effects of the name change, the ticker symbol change and the reverse stock split. These statements are based on the Company’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including the timing of the filing and effectiveness of the certificate of amendment and the processing of the corporate actions by the NYSE American and DTC, as well as the risks described in the Company’s filings with the Securities and Exchange Commission, including under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended, and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026. The Company undertakes no obligation to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of BiomX Inc., dated September 1, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

Date: September 1, 2026

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Chief Executive Officer

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